SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 8, 1999



                            ProCare Industries, Ltd.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Colorado                       0-13066                    84-0932231
 ---------------------------      -------------------        -------------------
(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
 of incorporation)                                           Identification No.)




1960 White Birch Drive, Vista, California                        92083
--------------------------------------------                    --------
 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:   (760) 599-8559


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Item 5.  OTHER EVENTS

     A reverse stock split of all outstanding common stock of the Registrant became effective June 8, 1999. Shareholders of the Registrant at a meeting of shareholders held July 6, 1999, adopted a Plan of Recapitalization pursuant to which a reverse split of 1 for 100 (i.e., each 100 shares outstanding prior to the reverse split now represents one share), became effective July 8, 1999 (the "Effective Date"). On the Effective Date all outstanding shares of the Registrant's no par value common stock were reduced into a lesser number of shares determined by multiplying the outstanding shares time a fraction, of which the numerator is 1 and the denominator is 100. No fractional shares were created by the reverse stock split as all fractional shares were rounded up to the next higher number of shares and each shareholder who would otherwise be entitled to a fraction of a share as a result of the reverse stock split now holds one full share in lieu of the fraction.

     Before the reverse stock split, Registrant had 76,659,999 shares of common stock issued and outstanding. Following the reverse stock split there are approximately 766,599 shares issued and outstanding, plus additional shares issuable in rounding of fractional shares, as described above. Certificates which prior to reverse stock split represented common stock of the Registrant, will, after the Effective Date, represent the appropriate number of post-reverse split shares. Holders of Registrant's common stock may surrender certificates to the Registrant's transfer agent and, upon payment of applicable fees to the transfer agent, receive a new certificate representing an appropriate number of post-split shares of common stock.

     The CUSIP number for Registrant's common stock following the reverse stock split is: 742 680 309. A copy of the Plan of Recapitalization, as adopted by shareholders, is attached as an exhibit to this Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed as a part of this report.

     (c) Exhibits.

         Exhibit 4  Plan of Recapitalization.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 8, 1999

                                            PROCARE INDUSTRIES, LTD.



                                            By /s/ Robert W. Marsik
                                              ----------------------------------
                                               Robert W. Marsik, President







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                                 EXHIBIT INDEX


Exhibit          Description                                            Page No.
-------          -----------                                            --------
4                Plan of Recapitalization                                   4


























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